                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                             (Amendment No.___________)

Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    SBL FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

    NOTICE TO CONTRACTHOLDERS OF SBL VARIABLE ANNUITY ACCOUNTS III, IV, VIII, VARIFLEX, AND PARKSTONE AND SBL VARIABLE LIFE INSURANCE ACCOUNT VARILIFE
                          AND VARILIFE SEPARATE ACCOUNT
                    OF THE SPECIAL MEETING OF STOCKHOLDERS OF
             SBL FUND, SERIES K AND SERIES M TO BE HELD MAY 14, 1999
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461


TO THE STOCKHOLDERS OF
  * SBL FUND
    - SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
    - SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

   Notice is hereby given that a special meeting of the stockholders of Series K (Global Aggressive Bond Series) and Series M (Specialized Asset Allocation Series) (the "Series") of SBL Fund (the "Fund"), a Kansas corporation, will be held at the offices of the Fund, Security Benefit Group Building, 700 SW Harrison Street, Topeka, Kansas 66636-0001, on May 14, 1999 at 9:30 a.m. local time ("Meeting"), for the following purposes:

   1. a. To approve a Sub-Advisory Contract for Series K, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC, and Wellington Management Company, LLP.

       b. To approve a Sub-Advisory Contract for Series M, as exhibited in the attached proxy statement, between the Fund's investment manager, Security Management Company, LLC and Wellington Management Company, LLP

   2. To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   The Board of Directors of the Fund has fixed the close of business on March 29, 1999, as the record date for the determination of stockholders of the Series entitled to notice of and to vote at the Meeting.

   THERE IS ENCLOSED A PROXY FORM SOLICITED BY THE BOARD OF DIRECTORS OF SBL FUND. ANY FORM OF PROXY WHICH IS EXECUTED AND RETURNED, NEVERTHELESS MAY BE REVOKED PRIOR TO ITS USE. ALL SUCH PROXIES PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
Topeka, Kansas                                                        AMY J. LEE

April 12, 1999                                                         Secretary

--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE FUND AS EARLY AS POSSIBLE.

SBL FUND
  * SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
  * SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001


                  SPECIAL MEETING OF STOCKHOLDERS, MAY 14, 1999
                                 PROXY STATEMENT
                       BENEFICIAL OWNERSHIP OF FUND SHARES

   Investments made through SBL Variable Annuity Accounts III, IV, VIII, Variflex and Parkstone and through SBL Variable Life Insurance Account Varilife and Security Varilife Separate Account do not constitute direct ownership of Fund shares. Rather, a variable annuity contract or a variable life policy represents an interest in one of seven Security Benefit Life Insurance Company ("SBL") separate accounts. SBL has record ownership of all Fund shares. Such contractowners and policyowners (herein referred to as "stockholders") have a beneficial interest in the underlying Fund shares, and retain certain voting rights with respect to the beneficially owned shares. SBL, or its appointee, will vote the shares beneficially owned by each stockholder in accordance with each stockholder's instructions. The enclosed voting instruction form is provided for this purpose. All shares for which the stockholders do not provide voting instructions, and any shares which SBL holds for its own account, will be voted in the same proportion as those shares for which voting instructions have been received.

                     SOLICITATION AND REVOCATION OF PROXIES

   The enclosed proxy is solicited by and on behalf of the Board of Directors of SBL Fund (the "Fund") and is revocable by submitting to the Secretary of the Fund prior to the Meeting date another proxy, sending written notice of revocation signed by the Owner, or voting the shares in person at the Meeting. A second proxy form may be obtained from the Secretary of the Fund. The cost of soliciting proxies will be borne by Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001 ("SMC" or the "Investment Manager"), which will be reimbursed by the Fund. SMC is the investment adviser and administrator of the Fund. In addition to solicitations by mail, some of the Investment Manager's officers and employees, without extra remuneration, may conduct additional solicitation by telephone, telegraph and personal interviews. Proxies are expected to be mailed on or about April 14, 1999.

--------------------------------------------------------------------------------
THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT CONTAINING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, TO A STOCKHOLDER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO AMY LEE, SECRETARY OF THE FUND, BY WRITING THE FUND AT 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001, OR BY CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

                                VOTING SECURITIES


   Only stockholders of record of Series K and Series M (the "Series") of the Fund at the close of business on March 29, 1999 are entitled to vote at the special Meeting. On that date, the outstanding number of voting securities of the Series was as follows: 1,275,871.20494 shares of common stock of Series K of the par value of $1.00 per share and 4,358,809.45424 shares of common stock of Series M of the par value of $1.00 per share. Each share is entitled to one vote.


   Approval of Proposal No. 1a requires the affirmative majority vote of the outstanding shares of the common stock of Series K. Approval of Proposal No. 1b requires the affirmatice majority vote of the outstnading shares of the common stock of Series M.

   A "majority vote" is defined as the vote of either 67% or more of voting securities of the applicable Series present at the meeting in person or by proxy, or more than 50% of such outstanding voting securities, whichever is less.

   The presence, in person or by proxy, of more than 50% of the outstanding shares of a Series will be sufficient to establish a quorum for the conduct of business of that Series at the Meeting. Shares held by stockholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the proposal before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals presented at the Meeting. An abstention on any proposal, either by proxy or by vote in person at the Meeting, will be counted for purposes of establishing a quorum, but has the same effect as a negative vote.

   In the event that a sufficient number of votes to approve a proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. A vote may be taken on any proposal prior to an adjournment if sufficient votes have been received for approval. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, proxies will be voted in favor of any adjournment. At any subsequent reconvening of the Meeting, proxies (unless previously revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                VOTING OF PROXIES

   SBL or its appointee will vote in accordance with all instructions received prior to the Meeting. It is the present intention that unless otherwise directed, SBL, or its appointee, will vote for Proposal No. 1a and Proposal No. 1b, approval of a new sub-advisory contract between SMC and Wellington
Management Company, LLP and, in the discretion of the persons designated as proxies, upon such other matters not now known or determined which may properly come before the Meeting.

--------------------------------------------------------------------------------
                                                                    SHAREHOLDERS
                            PROPOSAL                                 SOLICITED
--------------------------------------------------------------------------------
1.  a.  To  approve a  Sub-Advisory  Contract  for Series K, as       Series K
        exhibited in the attached proxy statement,  between the
        Fund's investment manager, Security Management Company,
        LLC, and Wellington Management Company, LLP.
--------------------------------------------------------------------------------
    b.  To  approve a  Sub-Advisory  Contract  for Series M, as       Series M
        exhibited in the attached proxy statement,  between the
        Fund's investment manager, Security Management Company,
        LLC, and Wellington Management Company, LLP.
--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1A
                APPROVAL OF A SUB-ADVISORY CONTRACT FOR SERIES K
               BETWEEN SMC AND WELLINGTON MANAGEMENT COMPANY, LLP

   Series K stockholders are asked to approve a sub-advisory contract between SMC and Wellington Management Company, LLP ("Wellington Management" or the "Sub-Adviser"). If this Proposal No. 1a is approved by the stockholders of Series K, Wellington Management will provide sub-advisory services to the Series pursuant to a sub-advisory contract between SMC and Wellington Management (the "Sub-Advisory Contract"). The Fund's Board of Directors, including a majority of the disinterested Directors, approved the form of the Sub-Advisory Contract at a meeting held on March 29, 1999.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SERIES K STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                                 PROPOSAL NO. 1B
                APPROVAL OF A SUB-ADVISORY CONTRACT FOR SERIES M
               BETWEEN SMC AND WELLINGTON MANAGEMENT COMPANY, LLP

   Series M stockholders are asked to approve the Sub-Advisory contract between SMC and Wellington Management. If this Proposal No. 1b is approved by the stockholders of Series M, Wellington Management will provide sub-advisory services to the Series pursuant to the Sub-Advisory Contract. The Fund's Board of Directors, including a majority of the disinterested Directors, approved the form of the Sub-Advisory Contract at a meeting held on March 29, 1999.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SERIES M STOCKHOLDERS VOTE FOR APPROVAL OF THE SUB-ADVISORY CONTRACT.

                      EXISTING INVESTMENT ADVISORY CONTRACT

   The Investment Manager has served as investment adviser of the Series since their inception in 1995 in accordance with the terms of an Investment Advisory Contract dated June 20, 1977, as amended (the "Advisory Contract"). The Board of Directors of the Fund authorized the Fund to offer Series K and Series M on February 3, 1995, and April 3, 1995, respectively. On April 18, 1995, the sole initial shareholder of Series K and M approved an amendment to the Advisory Contract to provide that the Investment Manager would provide investment advisory and business management services to Series K and M. The Advisory Contract with respect to Series K and M has not been submitted to stockholders for approval since that date. The Advisory Contract was renewed by directors of the Fund (including a majority of directors who are not parties to the contract or interested persons of any such party) on February 10, 1999. The Advisory Contract will continue in effect until May 1, 2000, and from year to year thereafter providing such continuance is specifically approved by the vote of a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the contract or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal.

   Under the Advisory Contract, the Investment Manager furnishes the Series with investment research and advice and an investment program. In addition, the Investment Manager provides for the compilation and maintenance of records relating to its duties as required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Advisory Contract provides that the Investment Manager may delegate its investment advisory duties to another investment adviser. No brokerage commissions were paid by the Fund to an affiliated broker for the year ended December 31, 1998.

   For its services, the Investment Manager receives from the Fund, on an annual basis, an amount equal to 0.75% of the average net assets of Series K and an amount equal to 1.0% of the average net assets of Series M, computed daily and payable monthly. The Investment Manager received from the Fund advisory fees of $460,844 for Series M during the fiscal year ended December 31, 1998. The Investment Manager waived its entire advisory fee for Series K in the amount of $103,019 for the fiscal year ended December 31, 1998.

   The Advisory Contract may be terminated without penalty at any time upon sixty days' notice by the Board of Directors of the Fund, by vote of the holders of a majority of the outstanding voting securities of a Series, or by the Investment Manager. The Contract is terminated automatically in the event of its assignment (as such term is defined in the Investment Company Act of 1940).

   The Investment Manager also serves as the Fund's administrative and transfer agent. For administrative services, the Investment Manager received $66,507 from Series K and $80,738 from Series M during the year ended December 31, 1998. For transfer services, the Investment Manager received $3,931 from Series K and $3,315 from Series M during the year ended December 31, 1998.

                         EXISTING SUB-ADVISORY CONTRACTS

   The Investment Manager entered into a sub-advisory contract with Lexington Management Corporation ("Lexington") dated May 1, 1995 with respect to Series K (the "Lexington Contract"). The Lexington Contract was approved by the sole initial stockholder of Series K on April 18, 1995, and has not been submitted to stockholders since that date.

   Under the Lexington Contract, Lexington provided, subject to the Investment Manager's supervision, investment research and advice and an investment program, including decisions regarding which securities to purchase and sell and what portion of assets to hold uninvested. In addition, Lexington arranged for the purchase and sale of securities and other investments held by Series K. For these sub-advisory services, Lexington received from the Investment Manager an amount equal to 0.35% on an annual basis of the average daily net assets of Series K, calculated daily and payable monthly. During the fiscal year ended December 31, 1998, Lexington earned $50,613 in sub-advisory fees. However, it waived $17,873 of this fee. The balance of its sub-advisory fee, $32,740, was paid to Lexington by the Investment Manager.

   On February 6, 1998, the Board of Directors of the Fund approved continuance of the Lexington Contract until May 1, 1999. Lexington has since resigned its position as sub-adviser to Series K. In light of Lexington's resignation, the Board of Directors of the Fund determined that it was in the best interests of Series K and its stockholders to terminate the Lexington Contract. Accordingly, at its March 29, 1999 meeting the Board voted to terminate the Lexington Contract.

   The Investment Manager entered into a sub-advisory contract with Meridian Investment Management Corporation ("Meridian") dated August 1, 1997 with respect to Series M (the "Meridian Contract"). The Meridian Contract was approved by the stockholders of Series M on August 1, 1997, and has not been submitted to stockholders since that date.

   Under the Meridian Contract, Meridian provided, subject to the Investment Manager's supervision, investment research and advice and an investment program, including decisions regarding which securities to purchase and sell and what portion of assets to hold uninvested. In addition, Meridian arranged for the purchase and sale of securities and other investments held by Series M. For these sub-advisory services, Meridian received from the Investment Manager an annual fee equal to a percentage of the average net assets of Series M, calculated daily and payable monthly, computed according to the following schedule:

             ------------------------------------------------------
             AVERAGE DAILY NET ASSETS OF SERIES M        ANNUAL FEE
             ------------------------------------------------------
             Less than $100 million                      .40%, plus
             $100 million but less than $200 million .35%, plus $200 million but less than $400 million .30%, plus
             $400 million or more                        .25%
             ------------------------------------------------------

During the fiscal year ended December 31, 1998, the Investment Manger paid Meridian $184,337 for sub-advisory services.


   The Board of Directors of the Fund approved continuance of the Meridian Contract at the meeting of the Board held on February 10, 1999. At the Board of Directors meeting held on March 29, 1999, the Board of Directors considered the recommendation of the management of SMC that the Meridian Contract be terminated and considered the approval of a proposed sub-advisory agreement with Wellington Management with respect to Series M, as discussed below. The recommendation to terminate the Meridian Contract was based on SMC's assessment of Wellington Management's management style which was believed to have the potential to provide enhanced performance and on Wellington Management's significant in-house investment research capabilities. The Board of Directors voted to terminate the Meridian Contract, effective at the close of business on April 30, 1999.


   In light of Lexington's resignation as sub-adviser to Series K and the subsequent Board action to terminate the Lexington Contract, and in light of the termination of the Meridian Contract, the Board of Directors of the Fund determined it was in the best interests of Series K and Series M and their respective shareholders to approve an interim sub-advisory contract between SMC and Wellington Management (the "Interim Contract") with respect to those Series. SEC rules permit the Board to approve, and a sub-adviser to act, pursuant to an interim contract which has not been approved by stockholders. Accordingly, at its March 29, 1999 meeting the Board of Directors of the Fund approved the Interim Contract. Under the Interim Contract Wellington Management began providing investment sub-advisory services to Series K on March 30, 1999 and will begin providing investment sub-advisory services to Series M on May 1, 1999. Wellington Management's compensation from SMC under the Interim Contract will be the same as was paid to Lexington with respect to Series K and was paid to Meridian with respect to Series M. The respective investment objectives of Series K and Series M will not change following Wellington Management's assumption of sub-advisory duties for these Series. However, the Board of Directors of the Fund has approved certain changes to the non-fundamental investment policies of Series K and Series M. See the information under heading "The Prospective Sub-Adviser" for information on some of the investment techniques to be employed by Wellington Management.

                         PROPOSED SUB-ADVISORY CONTRACT

   SMC proposes to enter into a sub-advisory contract (the "Sub-Advisory Contract") with Wellington Management with respect to both Series K and Series
M. A form of the Sub-Advisory Contract is attached hereto as Exhibit "A." The Sub-Advisory Contract was proposed by SMC and was approved by the Board of Directors of the Fund (including a majority of such directors who are not parties to such contract or interested persons of any such party) on March 29, 1999. SMC proposed the Sub-Advisory Contract because it believes that the Sub-Adviser has expertise in managing the asset classes in which Series K and M invests.

   Under the Sub-Advisory Contract, the Sub-Adviser would furnish to Series K and Series M those services currently provided by Lexington and Meridian respectively. Those services include investment research and advice and effecting purchases and sales of portfolio securities for each Series, subject to the policies and control of the Board of Directors and the supervision of SMC. For its services to Series K, the Sub-Adviser will receive from SMC an annual fee equal to a percentage of the average daily closing value of the net assets of the Series computed on a daily basis as follows:

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS OF SERIES K     ANNUAL RATE
              ----------------------------------------------------
              $0 to $50 million ..................        .50%
              Over $50 million ...................        .40%
              ----------------------------------------------------

Provided, however, that the Sub-Adviser has agreed to cap its fees for the first year at .40% of Series K's average net assets.

   For its services to Series M, the Sub-Adviser will receive from SMC and annual fee equal to a percentage of the average daily closing value of the net assets of the Series computed on a daily basis as follows:

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS OF SERIES M     ANNUAL RATE
              ----------------------------------------------------
              $0 to $50 million                           .50%
              Over $50 million to $100 million            .40%
              Over $100 million to $250 million           .35%
              Over $250 million                           .30%
              ----------------------------------------------------

Provided, however, that the Sub-Adviser has agreed to cap its fees for the first year at .45% of Series M's average net assets.

   Under the terms of the Sub-Advisory Contract, the Sub-Adviser is not subject to any liability to the Fund, its stockholders or the Investment Manager in connection with any services rendered under the Sub-Advisory Contract except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of a breach of its duties under the Sub-Advisory Contract.

   The Sub-Adviser has agreed to pay its expenses in connection with providing the sub-advisory services, including expenses of travel by employees of the Sub-Adviser in connection with making reports to the Board of Directors as well as any expenses that it may incur in communicating with SMC.

   Approval of the Sub-Advisory Contract will not increase or decrease any fee or expense paid by the Fund or its stockholders because all fees under the Sub-Advisory Contract are paid by SMC. The fees earned by SMC for providing advisory services to the Fund will be decreased, however, because the fees of the Sub-Adviser pursuant to the Sub-Advisory Contract are more than those paid to Lexington and Meridian pursuant to their respective contracts.

   During the fiscal year ended December 31, 1998, SMC waived its entire advisory fee of $103,019 for services provided to Series K under the Advisory Contract. For this same time period, the Fund paid SMC $460,844 for services provided to Series M under the Advisory Contract. If the Sub-Advisory Contract had been in effect during the 1998 fiscal year and no fee waivers had been in place, SMC would have paid the Sub-Adviser $72,860 for services provided to Series K compared to $50,613 it would have paid to Lexington during 1998 (had Lexington not waived a portion of its fee), or 44% more, and would have paid the Sub-Adviser $230,422 for services provided to Series M compared to $184,337 paid to Meridian during 1998, or 25% more.

   It is expected that the Sub-Advisory Contract will become effective on May 15, 1999, provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of each Series. The contract will continue in force until May 15, 2001, and from year to year thereafter, provided such continuance is specifically approved by a majority of the Board of Directors of the Fund (including a majority of such directors who are not parties to the Sub-Advisory Contract or interested persons of any such party). The Sub-Advisory Contract may be terminated without penalty upon sixty days' written notice by SMC, 90 days' written notice by Wellington Management, or by vote of the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of each Series. The Sub-Advisory Contract will automatically terminate in the event of the termination of the Advisory Contract between SMC and the Fund or in the event of its assignment.

   In recommending the approval of the Sub-Advisory Contract to the stockholders of Series K and Series M, the Board of Directors considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services to be provided to Series K and M by Wellington Management; (2) the performance of certain accounts managed by the Sub-Adviser;
(3) the costs of services to be provided by the Sub-Adviser; (4) other sources of revenue accruing to Wellington Management and its affiliates as a result of its relationship with the Fund, including any intangible benefits that accrue to Wellington Management and its affiliates; and (5) a comparison of the Fund's actual and projected expense ratio and those of similarly situated mutual funds. The Board gave equal weight to each of the above factors when considering approval of the contract. Based on the considerations above, the Board determined that the Sub-Advisory Contract is in the best interests of the Fund and its shareholders.

   The Board of Directors unanimously recommends that stockholders of Series K and Series M vote to approve of the Sub-Advisory Contract by voting in favor of Proposal No. 1a and Proposal No. 1b, respectively. In the event that the proposed contract is not approved with respect to one or both Series, the Board of Directors will meet to consider whether to present another sub-advisory contract for approval.

                           THE PROSPECTIVE SUB-ADVISER

   Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 70 years. As of February 28, 1999, Wellington Management had investment management authority with respect to approximately $207 billion in assets.

   Wellington Management is managed by its active partners. The managing partners of Wellington Management as of February 28, 1999 were Robert W. Doran, Duncan M. McFarland and John R. Ryan. Exhibit B sets forth a listing of the general partners and Senior Vice Presidents of Wellington Management, each of whom may be reached at the principal offices of the firm. Wellington Management does not serve as investment sub-advisor to any other registered investment company portfolios which have investment objectives similar to the Series.

   No officer or director of the Fund is an officer, employee or director of the Sub-Adviser. No officer or director of the Fund owns any securities of, or has any other material direct or indirect interest in, the Sub-Adviser or any of its affiliates. No director of the Fund has any direct or indirect material interest in any material transactions since January 1, 1998, or in any material proposed transactions, to which the Sub-Adviser, any parent or subsidiary of the Sub-Adviser, or any subsidiary of the parent of such entities was or is to be a party. There is no arrangement or understanding in connection with the Sub-Advisory Contract with respect to the composition of the Board of Directors of the Fund or of the Sub-Adviser, or with respect to the selection or appointment of any person to any office of either such company.

   The investment techniques and policies employed by Wellington Management for Series K under the Interim Contract, and if approved by Series K stockholders, under the Sub-Advisory Contract, will include the purchase of bonds, notes, debentures, preferred stock and high yield securities (also referred to as "junk bonds"). Wellington Management may select debt securities issued by any private or governmental entity. Investments may be made, without limitation, in any region of the world, including investments in developed foreign countries and emerging market foreign countries. The quality of Series K's investments will range from investment grade to high yield securities or junk bonds.

   Under normal circumstances, Wellington Management may direct the Series' investments without limitation in:

* fixed income securities issued or guaranteed by governments, governmental entities or supranational entities

* fixed income securities and commercial paper issued by corporations

* bank  obligations  such as certificates  of deposit or bankers'  acceptances

* mortgage-backed and asset-backed securities, which are securities representing an interest in a pool of mortgages or assets such as credit card receivables

* collateralized   mortgage  obligations,   including  interest-only  bonds  and
  principal-only bonds, residual interest bonds, inverse floating obligations, and other structured or derivative fixed income securities

* convertible bonds, which are debt securities that may be converted into common stocks or other equity interests

* preferred stock

* privately issued securities deemed by Wellington Management to be liquid

   The investment decision-making process used for Series K is highly interactive, relying on frequent, direct communication between portfolio managers and research analysts. Broad strategy is set by portfolio managers and includes interest rate and sector allocation strategies, country and currency selection and quality emphasis. Individual securities are purchased and sold on the basis of relative value to implement the portfolio's broad strategy. Purchase and sale decisions are made by the portfolio manager with strong reliance on Wellington Management's in-house research professionals.

   Investment may be made in securities denominated in any currency. Wellington Management will seek to protect Series K against currency exchange rate changes that are adverse to the Series' foreign currency positions by hedging selected investments to the U.S. dollar. Series K will also seek exposure to foreign currencies on an opportunistic basis to take advantage of currency exchange rate movements.

   A portion of Series K's assets may be invested in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. The Series may also enter into short sales of securities and currencies. These derivatives strategies will be used:

* To adjust the portfolio's exposure to a particular currency
* To manage risk or enhance income
* As a substitute for purchasing or selling securities.

   The investment techniques and policies employed by Wellington Management for Series M under the Interim Contract, and if approved by Series M stockholders, under the Sub-Advisory Contract, include the use of an asset allocation strategy resulting in the purchase of a diversified portfolio of global equity and bond securities. Wellington Management will seek to allocate on average about 80% of total assets to equity securities and about 20% of total assets to fixed income securities. The Series is not required to allocate any particular percentage of its assets to these asset classes. Allocations will vary as a result of the Sub-Adviser's judgment of the relative attractiveness of industries, sectors, countries, currencies, and asset classes. The portfolio will be rebalanced to the desired asset allocation and currency exposure on a regular basis primarily through the use of exchange-listed futures contracts and currency forwards.

   Asset allocation across asset classes (specifically stocks, bonds, cash or currency) or across countries within an asset class is based on the
Sub-Adviser's assessment of the relative attractiveness of an asset class or country. Attractiveness is evaluated based on a quantitative analysis of multiple fundamental factors such as market valuation, economic conditions, interest rates, and other relevant measures. The Sub-Adviser decides how much to invest in an asset class or country by assessing its expected contribution to the Series' desired risk and return characteristics.

   Investments in global equity securities are selected using proprietary quantitative analysis techniques to affirm the fundamental evaluation of equity securities. Equity investments are evaluated based on quantitative valuation and timeliness measures combined with fundamental analysis of a company's management, cash flow, earnings, dividends, and business environment. A disciplined analytical process is used to evaluate the relative expected return and control portfolio risk. Series M's assets will be invested in equity securities and other securities with equity characteristics issued in the United States and abroad, including common stocks, preferred stocks, convertible securities, warrants and rights, as well as ADRs and other depositary receipts. Under normal circumstances, equity investments will be broadly diversified by country, industry and company.

   Investments in global debt securities will be selected based on extensive in-house credit research, currency assessment, and focused fixed income analysis. Such investments may include any of the fixed income investments permitted for Series M. These debt securities may be issued in the United States or abroad, and may include investment grade as well as high yield debt obligations (also referred to as "junk bonds"). Many of these investments will be denominated in foreign currencies.

   Wellington Management will typically sell a security held by Series M when the company or issuer begins to show deteriorating relative fundamentals, or when alternative investments become sufficiently more attractive. Wellington Management's portfolio management team meets regularly in order to coordinate the decision-making between the asset allocation, equity and fixed income elements of the portfolio.

   Investments in derivatives will include principally futures and options contracts on securities, financial indices and currencies, as well as options on futures contracts and currency forwards. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. Derivative contracts may be less expensive to trade and may provide greater liquidity, making them easier to buy or sell than the underlying financial instrument. Use of derivatives is the preferred method to reallocate exposure to asset classes and currencies, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Wellington Management will not use derivatives to leverage the portfolio. Derivative strategies also may be used to:

* adjust exposure to a particular currency
* manage risk
* enhance income

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND UNDERWRITER

   SBL Fund, or certain Series thereof, serves as the underlying investment vehicle for the following variable insurance products currently issued by Security Benefit Life Insurance Company ("SBL"): Variflex, Variflex ES, Variflex LS, Variflex Signature, Parkstone and Security Elite Benefit. Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, is the principal underwriter of the foregoing variable insurance products. Security Distributors, Inc. is a wholly-owned subsidiary of Security Benefit Group, Inc., a holding company wholly-owned by SBL. The Investment Manager is a limited liability company owned by its members, SBL and Security Benefit Group, Inc. SBL and Security Benefit Group, Inc. are both ultimately owned and controlled by Security Benefit Mutual Holding Company.

   The principal occupations, and positions with SMC and the Fund, of the principal executive officer and each officer and director of SMC are as follows:

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND ADDRESS*          PRINCIPAL OCCUPATION                                    POSITION WITH SMC            POSITION WITH FUND
------------------------------------------------------------------------------------------------------------------------------------
James R. Schmank**          President and Managing Member Representative of SMC;    President and Managing       Vice President
                            Senior Vice President, Security Benefit Group, Inc.     Member Representative        and Director
                            and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
John D. Cleland             Senior Vice President and Managing Member               Senior Vice President and    President and
                            Representative of SMC; Senior Vice President,           Managing Member              Director
                            Security Benefit Group, Inc. and Security Benefit       Representative
                            Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.        Business broker, Griffith & Blair Realtors              None                         Director
2222 SW 29th Street
Topeka, KS 66611
------------------------------------------------------------------------------------------------------------------------------------
Penny A. Lumpkin            Vice President, Palmer Companies (Wholesalers,          None                         Director
3616 Canterbury Town Road   Retailers and Developers) and Bellairre Shopping
Topeka, KS 66610            Center (Leasing and Shopping Center Management);
                            Secretary-Treasurer, Palmer News, Inc. (Wholesale
                            Distributors)
------------------------------------------------------------------------------------------------------------------------------------
Mark L. Morris, Jr.         Retired; Former General Partner, Mark Morris            None                         Director
5500 SW 7th Street          Associates (Veterinary Research and Education)
Topeka, KS 66606
------------------------------------------------------------------------------------------------------------------------------------
Maynard F. Oliverius        President and Chief Executive Officer, Stormont-Vail    None                         Director
1500 SW 10th Avenue         Health Care
Topeka, KS 66604
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Young               Vice President, SMC; Second Vice President, Security    Vice President               Vice President
                            Benefit Group, Inc. and Security Benefit Life
                            Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Jane A. Tedder              Vice President and Senior Economist, SMC; Vice          Vice President and           Vice President
                            President, Security Benefit Group, Inc. and Security    Senior Economist
                            Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Amy J. Lee                  Secretary, SMC; Vice President, Associate General       Secretary                    Secretary
                            Counsel and Assistant Secretary, Security Benefit
                            Group, Inc. and Security Benefit Life Insurance
                            Company
------------------------------------------------------------------------------------------------------------------------------------
Terry A. Milberger          Senior Vice President and Senior Portfolio Manager,     Senior Vice President and    Vice President
                            SMC; Senior Vice President, Security Benefit Group,     Senior Portfolio Manager
                            Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Cindy L. Shields            Vice President and Portfolio Manager, SMC; Assistant    Vice President and           Vice President
                            Vice President, Security Benefit Group, Inc. and        Portfolio Manager
                            Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
James P. Schier             Assistant Vice President and Portfolio Manager, SMC;    Assistant Vice President     Vice President
                            Assistant Vice President, Security Benefit Group,       and Portfolio Manager
                            Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Bowser            Second Vice President and Portfolio Manager, SMC;       Second Vice President and    Vice President
                            Second Vice President, Security Benefit Group, Inc.     Portfolio Manager
                            and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Swank             Vice President and Portfolio Manager, SMC; Vice         Vice President and           Vice President
                            President, Security Benefit Group, Inc. and Security    Portfolio Manager
                            Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Petersen         Vice President and Senior Portfolio Manager, SMC;       Vice President and           Vice President
                            Vice President, Security Benefit Group, Inc. and        Senior Portfolio Manager
                            Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
David Eshnaur               Assistant Vice President and Portfolio Manager, SMC;    Assistant Vice President     Vice President
                            Assistant Vice President, Security Benefit Group,       and Portfolio Manager
                            Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Brenda M. Harwood           Assistant Vice President and Treasurer, SMC;            Assistant Vice President     Treasurer
                            Assistant Vice President, Security Benefit Group,       and Treasurer
                            Inc. and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Christopher D. Swickard     Assistant Secretary, SMC; Assistant Vice President      Assistant Secretary          Assistant Secretary
                            and Assistant Counsel, Security Benefit Group, Inc.
                            and Security Benefit Life Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
 *All located at 700 Harrison, Topeka, KS 66636 unless otherwise noted.
**Principal executive officer
------------------------------------------------------------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   No director or "named executive officer" of the Fund beneficially owned any shares of common stock of the Fund as of June 30, 1999.

                              STOCKHOLDER PROPOSALS

   Unless otherwise required under the Investment Company Act of 1940, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. Stockholder proposals must be received at least 120 days prior to the next meeting of stockholders, whenever held, for inclusion in the Fund's proxy statement and form of proxy relating to the meeting.

                                  OTHER MATTERS

   The Board of Directors of the Fund is not aware of any other matters to come before the Meeting or any adjournments thereof other than those specified herein. If any other matters should come before the Meeting, it is intended that the persons named as proxies in the enclosed form(s) of proxy, or their substitutes, will vote the proxy in accordance with their best judgment on such matters.

                                           By order of the Board of Directors of
                                                                       SBL Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

   THIS  AGREEMENT is made and entered into on this ___ day of  _________,  1999 between SECURITY MANAGEMENT COMPANY, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Wellington Management Company, LLP (the "Subadviser"), a Massachusetts limited liability partnership registered under the Investment Advisers Act.

                                   WITNESSETH:

   WHEREAS, SBL Fund, a Kansas corporation, is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, SBL Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

   WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

   WHEREAS, the Adviser desires to retain the Subadviser as subadviser for Series K and Series M (the "Fund" or collectively, the "Funds") of SBL Fund to act as investment adviser for and to manage each Fund's Investments (as defined below) and the Subadviser desires to render such services.

   NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

   1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of the Funds subject to the supervision of the Adviser and the Board of Directors of SBL Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for each Fund's Investments.

   2.  DUTIES OF SUBADVISER.

       (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Funds as set forth in its prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and SBL Fund's Board to purchase, hold and sell investments for the account of the Funds (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

       (b) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and SBL Fund's Board to establish and maintain accounts on behalf of the Funds with, and place orders for the purchase and sale of the Funds' Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and SBL Fund, brokers or dealers affiliated with the Subadviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Funds, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Funds and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Funds as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, SBL Fund or SBL Fund's Board providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades. Subject to the foregoing provisions of this subsection 2(b) and at the direction of the Adviser or the Funds, the Subadviser may also consider sales of fund shares as a factor in the selection of brokers or dealers for the Fund's portfolio transactions.

       (c) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds ("Principal Transactions"); PROVIDED, HOWEVER, the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

           The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and SBL Fund with a copy of such Code of Ethics.

       (d) BOOKS AND RECORDS. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9),
   (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Funds and shall be immediately surrendered to the Funds upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Funds or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

       (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Funds may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or SBL Fund may reasonably request. The Subadviser will make available its officers and employees to meet with SBL Fund's Board of Directors at SBL Fund's principal place of business on due notice to review the Investments of the Funds.

           The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Funds or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

           During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, the SBL Fund or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery

       (f) CUSTODY ARRANGEMENTS. The Subadviser shall provide the Funds' custodian, on each business day with information relating to all transactions concerning the Funds' assets.

       (g) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with SBL Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of SBL Fund's Board and the Adviser, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act, the rules thereunder, and all other applicable federal and state laws and regulations.

           In carrying out its obligations under this Agreement, the Subadviser shall ensure that, based on the information available to the Subadviser, each Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify or that it might not so qualify in the future.

           In carrying out its obligations under this Agreement, the Subadviser shall invest the assets of the Funds in such a manner as to ensure that, based on the information available to the Subadviser, each Fund complies with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other modifications to Section 817 or regulations thereunder. Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that a Fund has ceased to comply and will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

           The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of SBL Fund, (ii) the By-Laws of SBL Fund, (iii) SBL Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the SBL Fund Board and the Adviser.

       (h) VOTING OF PROXIES. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds.

   3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent SBL Fund or the Adviser in any way or otherwise be deemed an agent of SBL Fund or the Adviser.

   4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fees set forth in Exhibit A to this Agreement.

   5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and SBL Fund's Board.

   6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Funds as follows:

       (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

       (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

       (c) The Subadviser is fully authorized to serve as Subadviser to the Funds and to perform the services described under this Agreement.;

       (d) The Subadviser is a limited liability partnership duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

       (e) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

       (f) This Agreement is a valid and binding agreement of the Subadviser;

       (g) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

   7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Fund are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

   8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the Subadviser as follows:

       (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

       (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

       (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

       (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

       (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

       (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

       (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

   9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

   10. LIABILITY AND INDEMNIFICATION.

       (a) LIABILITY. In the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, SBL Fund, or the Funds or any of the Funds' shareholders, and, in the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA. The Subadviser shall not be liable to the Adviser, SBL Fund or the Funds for any losses that may be sustained as a result of delays in or inaccuracy of information about the Funds provided to the Subadviser by or on behalf of the Adviser or the Funds' Custodian.

       (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser, SBL Fund and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, SBL Fund or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, SBL Fund's or the Funds' willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

   11. DURATION AND TERMINATION.

       (a) DURATION. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to SBL Fund unless it has first been approved (i) by a vote of a majority of those directors of SBL Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of SBL Fund's outstanding voting securities. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by either (i) the Board of Directors of SBL Fund, or (ii) by the affirmative vote of a majority of each Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of SBL Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of each Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

       (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

            (i) By vote of a majority of the Board of Directors of SBL Fund, or by vote of a majority of the outstanding voting securities of eachFund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

            (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

            (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

            (iv) By the Subadviser upon 90 days written notice to the Adviser and the Fund.

       This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

   12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

   13. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to the Funds shall be approved by the Board of Directors of the Funds or by a vote of a majority of the outstanding voting securities of the Funds.

   14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

       (a) If to the Subadviser:

           Wellington Management Company, LLP
           75 State Street
           Boston, Massachusetts 02109
           Attention: Regulatory Affairs Department
           Facsimile:  617-790-7760

       (b) Copy to: Duncan M. McFarland, President & CEO

       (c) If to the Adviser:

           Security Management Company, LLC
           700 SW Harrison
           Topeka, Kansas 66636-0001
           Attention: James R. Schmank, President
           Facsimile: (785) 431-3080

       (d) If to SBL Fund:

           SBL Fund
           700 SW Harrison
           Topeka, Kansas 66636-0001
           Attention:  Amy J. Lee, Secretary
           Facsimile:  (785) 431-3080

   15. GOVERNING LAW; JURISDICTION. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the internal laws of the State of Kansas.

   16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

   17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

   18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

   19. CERTAIN DEFINITIONS.

       (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

       (b) MISCELLANEOUS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term
   "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                          SECURITY MANAGEMENT COMPANY, LLC

                                          By:
                                                  ------------------------------
                                          Name:   James R. Schmank
                                          Title:  President

                                          Attest:
                                                  ------------------------------
                                          Name:   Amy J. Lee
                                          Title:  Secretary

                                          Subadviser

                                          By:
                                                  ------------------------------
                                          Name:
                                          Title:

                                          Attest:
                                                  ------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT A

                                  COMPENSATION

   SERIES K OF SBL FUND -- As full compensation for the services provided by the Subadviser to Series K hereunder, Adviser shall pay Subadviser an annual fee equal to the percentage of the average daily closing value of the net assets of Series K of SBL Fund, computed on a daily basis and payable monthly as follows:

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS OF SERIES K     ANNUAL RATE
              ----------------------------------------------------
              $0 to $50 million ..................        .50%
              Over $50 million ...................        .40%
              ----------------------------------------------------

   If this Agreement shall be effective for only a portion of a year, the Subadviser's compensation for said year shall be prorated for such portion. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of Series K shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Series' shares as described in the Prospectus for Series K. Payment for the Subadviser's compensation for the preceding month shall be made as promptly as possible after the end of each month. Notwithstanding anything in this Agreement to the contrary, the Subadviser's fee hereunder shall not exceed .40% of Series K's average net assets for the one-year period following the execution of this Agreement.

   SERIES M OF SBL FUND -- As full compensation for the services provided by the Subadviser to Series M hereunder, Adviser shall pay Subadviser an annual fee equal to the percentage of the average daily closing value of the net assets of Series M of SBL Fund, computed on a daily basis and payable monthly as follows:

              ----------------------------------------------------
              AVERAGE DAILY NET ASSETS OF SERIES M     ANNUAL RATE
              ----------------------------------------------------
              $0 to $50 million                           .50%
              Over $50 million to $100 million            .40%
              Over $100 million to $250 million           .35%
              Over $250 million                           .30%
              ----------------------------------------------------

   If this Agreement shall be effective for only a portion of a year, the Subadviser's compensation for said year shall be prorated for such portion. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of Series M shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Series' shares as described in the Prospectus for Series M. Payment for the Subadviser's compensation for the preceding month shall be made as promptly as possible after the end of each month. Notwithstanding anything in this Agreement to the contrary, the Subadviser's fee hereunder shall not exceed .45% of Series M's average net assets for the one-year period following the execution of this Agreement.

                                    EXHIBIT B

                 PARTNERS OF WELLINGTON MANAGEMENT COMPANY, LLP


Kenneth L. Abrams            Paul D. Kaplan                James A. Rullo
Nicholas C. Adams            John C. Keogh                 John R. Ryan
Rand L. Alexander            George C. Lodge, Jr.          Joseph H. Schwartz
Deborah L. Allinson          Nancy T. Lukitsh              Theodore Shasta
James H. Averill             Mark T. Lynch                 Binkley C. Shorts
Karl E. Bandtel              Christine S. Manfredi         Trond Skramstad
Marie-Claude Bernal          Patrick J. McCloskey          Catherine A. Smith
William N. Booth             Earl E. McEvoy                Stephen A. Soderberg
Paul Braverman               Duncan M. McFarland           Brendan J. Swords
Robert A. Bruno              Paul M. Mecray III            Harriett Tee Taggart
Maryann E. Carroll           Matthew E. Megargel           Perry M. Traquina
Pamela Dippel                James N. Mordy                Gene R. Tremblay
Robert W. Doran              Diane C. Nordin               Michael A. Tyler
Charles T. Freeman           Stephen T. O'Brien            Mary Ann Tynan
Laurie A. Gabriel            Edward P. Owens               Clare Villari
Frank J. Gilday              Saul J. Pannell               Ernst H. von Metzsch
John H. Gooch                Thomas L. Pappas              James L. Walters
Nicholas P. Greville         Jonathan M. Payson            Kim Williams
Paul Hamel                   Stephen M. Pazuk              Francis V. Wisneski
William C. S. Hicks          Robert D. Rands
Lucius T. Hill, III          Eugene E. Record, Jr.

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                            SERIES K OF SBL FUND
                      Special Meeting of Shareholders
                                May 14, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

                            SERIES K OF SBL FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on May 14, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|

                                              KEEP THIS PORTION FOR YOUR RECORDS
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SERIES K OF SBL FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  a.  Approval of the Sub-Advisory Contract between
        SMC and Wellington Management Company, LLP
        with respect to Series K.                        |_|     |_|       |_|




-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------

[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                            SERIES M OF SBL FUND
                      Special Meeting of Shareholders
                                May 14, 1999

     The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated special meeting, and at all adjournments thereof, all shares of

                            SERIES M OF SBL FUND

     held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:30 AM, local time, on May 14, 1999, at Security Benefit Group Building, 700 Harrison Street, Topeka, Kansas 66636-0001, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

     In order to avoid the additional expense of further solicitation to your Fund, we strongly urge you to review, complete, and return your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The Board of directors recommends a vote for each of the following proposals. These voting instructions will be voted as specified and in the absence of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|

                                              KEEP THIS PORTION FOR YOUR RECORDS

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                             DETACH AND RETURN THIS PORTION ONLY

            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
SERIES M OF SBL FUND

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTE ON PROPOSALS

                                                         FOR   AGAINST   ABSTAIN

1.  b.  Approval of the Sub-Advisory Contract between
        SMC and Wellington Management Company, LLP
        with respect to Series M.                        |_|     |_|       |_|

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------